Exhibit 99.2

                     Form of Section 906 Certification

                 CERTIFICATION OF CHIEF FINANCIAL OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Quarterly Report of PayStar Corporation (the "Company") on Form 10-QSB/A for the period ended June 30, 2002 (the "Report"), I, Harry T. Martin, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Harry T. Martin
Harry T. Martin
Chief Financial Officer

Date:  September 16, 2002